SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                          Date of Report: March 3, 2006
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                        (Date of earliest event reported)

                       Zond-PanAero Windsystem Partners I,
                        a California Limited Partnership
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                California          0-13510           77-003535
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     (State or Other Jurisdiction (Commission    (IRS Employer
           of Incorporation)      File Number)   Identification No.)

               1221 Lamar Street, Suite 1600, Houston, Texas 77010
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                    (Address of Principal Executive Offices)

                                 (713) 853-0530
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                         (Registrant's telephone number,
                              including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement.
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Amendment to Easement Agreement
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       On March 3, 2006, Zond-PanAero Windsystem Partners I, a California
limited partnership (the "Partnership") and Mesa Wind Developers, a California joint venture ("Mesa") entered into the Amendment to Wind Park Easement Agreement (the "Easement Agreement Amendment"), which amendment was effective as of December 31, 2005. Pursuant to the Wind Park Easement Agreement dated as of September 7, 1984 between the Partnership and Mesa (the "Easement Agreement"), Mesa has granted to the Partnership the right to use a portion of the operating site and the infrastructural improvements in connection with the operation of the wind turbine electric power generation facility owned by the Partnership (the "Wind Power Facility"). The Easement Agreement provides that the royalty payment payable by the Partnership to Mesa equals 5% of Gross Operating Proceeds (as defined in the Easement Agreement). The Easement Agreement Amendment provides that after December 31, 2005, the royalty payment payable by the Partnership to Mesa shall equal 55% of Net Operating Proceeds (as defined in the Easement Agreement Amendment).

       The Easement Agreement Amendment also extends the termination date of the Easement Agreement from December 31, 2005 to March 31, 2006. The Partnership is seeking to extend the term of the Easement Agreement beyond March 31, 2006. However, there is no assurance that Mesa will grant any such extension. Unless an extension is executed, the Partnership will not have contractual rights to use a portion of the operating site for the production of electricity or to use the infrastructural improvements in connection with the operation of the Wind Power Facility after March 31, 2006.

       A copy of the Easement Agreement Amendment is attached hereto as Exhibit 10.1.

Extension of Reservation of Rights Agreement
--------------------------------------------

       On March 8, 2006, the Partnership and PAMC Management Corporation ("PAMC"), which is an affiliate of Mesa, entered into the Amendment to Reservation of Rights Agreement (the "Reservation of Rights Agreement Amendment"), which amendment was effective as of December 31, 2005. Pursuant to the Reservation of Rights Agreement, dated as of June 23, 2005 (the "Reservation of Rights Agreement") between the Partnership and PAMC, the Partnership has contractual rights to (i) deliver power to Southern California Edison Company ("SCE"), under a Reformed Standard Offer 1 As-Available Capacity and Energy Power Purchase Agreement dated as of June 23, 2005 (the "PPA") between SCE and PAMC, from the Wind Power Facility, and (ii) interconnect the Wind Power Facility with SCE's transmission system under an Interconnection Facilities Agreement effective as of June 23, 2005 between SCE and PAMC.

       The Reservation of Rights Agreement Amendment extends the termination date of the Reservation of Rights Agreement from December 31, 2005 to March 31, 2006. The Partnership currently intends to continue to operate the Wind Power Facility and deliver power to SCE after March 31, 2006. The Partnership is


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seeking to extend the term of the Reservation of Rights Agreement beyond March
31, 2006. However, there is no assurance that PAMC will grant any such extension. Unless an extension is executed, the Partnership will not have contractual rights to deliver power to SCE under the PPA or to interconnect the Partnership's Wind Power Facility with the SCE transmission system and there is no assurance that the Partnership will receive payment under the PPA or otherwise with respect to its deliveries of energy to SCE made after March 31, 2006.

       A copy of the Reservation of Rights Agreement Amendment is attached hereto as Exhibit 10.2.


Item 9.01.     Financial Statements and Exhibits.
               ---------------------------------

       (d) Exhibits.

10.1 Amendment to Wind Park Easement Agreement entered into on March 3, 2006, effective as of December 31, 2005, between the Partnership and Mesa.

10.2 Amendment to Reservation of Rights Agreement entered into on March 8, 2006, effective as of December 31, 2005, between the Partnership and PAMC.









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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Zond-PanAero Windsystem Partners I,
                                      a California Limited Partnership

                                      By: Zond Windsystems Management LLC,
                                          General Partner

Date: March 9, 2006                   By: /s/ Jesse E. Neyman
                                          --------------------------
                                          Name:  Jesse E. Neyman
                                          Title: President and Chief Executive
                                                 Officer











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Exhibit Index
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Exhibit    Description
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10.1   Amendment to Wind Park Easement Agreement entered into on March 3, 2006, effective as of December 31, 2005, between the Partnership and Mesa.

10.2 Amendment to Reservation of Rights Agreement entered into on March 8, 2006, effective as of December 31, 2005, between the Partnership and PAMC.